UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2016

IDI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2016, the Board of Directors (the "Board") of IDI, Inc. (the "Company") appointed Daniel MacLachlan as the Company’s Chief Financial Officer and Principal Financial Officer, effective immediately.

Daniel MacLachlan, 37, resumed performing services for the Company in February 2016. Mr. MacLachlan served as an Independent Director, Audit and Compensation Committee Chairman for Vapor Corp., a U.S.-based distributor and retailer of vaporizers, e-liquids and electronic cigarettes, since April 2015. From October 2014 until early February 2015, Mr. MacLachlan served as the Chief Financial Officer of The Best One, Inc. ("TBO"), a holding company engaged in the acquisition of operating businesses and the acquisition and development of technology assets across various industries. Prior to TBO, Mr. MacLachlan served in the roles of Director of Finance and Chief Financial Officer for TransUnion Risk and Alternative Data Solutions, Inc., after it acquired substantially all of the assets of TLO, LLC ("TLO"), a leading information solutions provider, through a 363 sale process in December 2013. Mr. MacLachlan was the Chief Financial Officer of TLO since its inception in 2009. From 2005 to 2009, Mr. MacLachlan served as the Chief Financial Officer of JARI Research Corporation ("JARI"), a partnership with the Mayo Clinic advancing proprietary cancer therapeutic technology using targeted radioactive therapy. Prior to JARI, Mr. MacLachlan served as a Special Agent in the Federal Bureau of Investigation (FBI) specializing in the criminal investigation of public corruption and civil rights violations. Mr. MacLachlan holds a B.S. in Business and Finance from Nova Southeastern University, a B.B.A. in Accounting from Florida Atlantic University and an M.B.A. in Finance from Florida Gulf Coast University.

Pursuant to the terms of his employment agreement with TBO effective October 2, 2014, as amended, which was assumed by the Company in the Company’s merger transaction with TBO on March 21, 2015, the Company pays Mr. MacLachlan an annual salary of $185,000 and under the agreement, Mr. MacLachlan is to receive 50,000 restricted stock units (adjusted for the Company’s March 2015 1-for-5 reverse split), which vest in equal quarterly installments during the term of the agreement and are to be delivered at the end of the two year vesting period. The term of the employment agreement is through September 30, 2016. The Company’s Compensation Committee ratified Mr. MacLachlan’s employment agreement on March 29, 2016. A copy of Mr. MacLachlan's agreement is attached as Exhibit 10.1 to this report and is incorporated herein by this reference.

Aaron Solomon, the Company’s former Interim Chief Financial and Principal Financial Officer was appointed as the Company’s Senior Vice President of Finance & Administration.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit

10.1 Employment Agreement between Daniel MacLachlan and The Best One, Inc., effective October 2, 2014, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

April 4, 2016	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between Daniel MacLachlan and The Best One, Inc., effective October 2, 2014, as amended.